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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 2005


                             METAL MANAGEMENT, INC.
                             ----------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                      0-14836                  94-2835068
-------------------------------       --------------         -------------------
(STATE OR OTHER JURISDICTION OF        (COMMISSION              (IRS EMPLOYER
        INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


  325 N. LASALLE ST., SUITE 550, CHICAGO, IL                   60610
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


                                 (312) 645-0700
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 31, 2005, Metal Management, Inc. (the "Company"), certain subsidiaries of the Company specified therein, the lenders party thereto and LaSalle Bank National Association, in its capacity as agent for the lenders, entered into a Third Amendment to Credit Agreement, which amends the Credit Agreement dated as of June 28, 2004, as amended. The purpose of this amendment was to (i) recognize the conversion of a subsidiary of the Company from a corporation to a partnership and (ii) add two newly created legal entities, which were formed to act as partners of the partnership, as parties to the credit agreement.

         The foregoing description of the amendment to the credit agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 4.1 hereto and incorporated into
Item 1.01 of this Form 8-K by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  4.1 Third Amendment to Credit Agreement, dated as of December 31, 2005, among Metal Management, Inc. and certain subsidiaries of Metal Management, Inc. specified therein, as borrowers, the lenders party thereto and LaSalle Bank National Association, in its capacity as agent for the lenders.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     METAL MANAGEMENT, INC.


DATE:  January 5, 2006               By: /s/ Robert C. Larry
                                         ---------------------------------------
                                         Robert C. Larry
                                         Executive Vice President, Finance,
                                         Chief Financial Officer, Treasurer
                                         and Secretary


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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               DESCRIPTION
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  4.1     Third Amendment to Credit Agreement, dated as of December 31, 2005, among Metal Management, Inc. and certain subsidiaries of Metal Management, Inc. specified therein, as borrowers, the lenders party thereto and LaSalle Bank National Association, in its capacity as agent for the lenders.